Exhibit 99

BOAA 05-6 - Price/Yield - CB2

Balance	$119,304,000.00	Delay	24	WAC(1)	5.94591	WAM(1)	358
Coupon	5	Dated	6/1/2005	NET(1)	5.69341	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield		2 Yield		3 Yield		4 Yield		5 Yield
99-19.000	5.059		5.068		5.081		5.094		5.107
99-20.000	5.056		5.061		5.069		5.076		5.084
99-21.000	5.053		5.055		5.056		5.058		5.060
99-22.000	5.050		5.048		5.044		5.040		5.037
99-23.000	5.048		5.041		5.032		5.022		5.013
99-24.000	5.045		5.034		5.019		5.005		4.990
99-25.000	5.042		5.027		5.007		4.987		4.966
99-26.000	5.039		5.021		4.994		4.969		4.943
99-27.000	5.036		5.014		4.982		4.951		4.920
99-28.000	5.033		5.007		4.970		4.933		4.896
99-29.000	5.031		5.000		4.957		4.915		4.873
99-30.000	5.028		4.993		4.945		4.897		4.850
99-31.000	5.025		4.987		4.933		4.879		4.826

Spread @ Center Price	84		115		127		130		146
WAL	18.197		5.819		2.850		1.904		1.433
Mod Durn	11.00		4.58		2.52		1.74		1.33
Principal Window	Jul05 - May34		Jul05 - May24		Jul05 - Jun13		Jul05 - Feb10		Jul05 - Nov08

LIBOR_1MO	3.22		3.22		3.22		3.22		3.22
CMT_10YR	4.078		4.078		4.078		4.078		4.078
Prepay	0 PPC		50 PPC		100 PPC		150 PPC		200 PPC
Optional Redemption	Call (N	)	Call (N	)	Call (N	)	Call (N	)	Call (N	)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-6 - Price/Yield - CB4

Balance	$28,558,000.00	Delay	0	Index	LIBOR_1MO | 3.22	WAC(1)	5.94591	WAM(1)	358
Coupon	3.42	Dated	6/25/2005	Mult / Margin	1.0 / 0.29	NET(1)	5.69341	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005	Cap / Floor	7.5 / 0.29

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-25.000	3.553	3.579	3.617	3.655	3.692
99-26.000	3.550	3.573	3.605	3.637	3.669
99-27.000	3.548	3.566	3.593	3.620	3.646
99-28.000	3.545	3.560	3.581	3.602	3.623
99-29.000	3.543	3.554	3.569	3.585	3.600
99-30.000	3.540	3.547	3.557	3.567	3.577
99-31.000	3.538	3.541	3.545	3.550	3.554
100-00.000	3.535	3.534	3.533	3.532	3.531
100-01.000	3.533	3.528	3.521	3.515	3.508
100-02.000	3.530	3.522	3.509	3.497	3.485
100-03.000	3.528	3.515	3.497	3.480	3.462
100-04.000	3.525	3.509	3.486	3.462	3.440
100-05.000	3.523	3.503	3.474	3.445	3.417

Spread @ Center Price	29	30	30	30	31
WAL	18.197	5.819	2.850	1.904	1.433
Mod Durn	12.62	4.89	2.61	1.79	1.36
Principal Window	Jul05 - May34	Jul05 - May24	Jul05 - Jun13	Jul05 - Feb10	Jul05 - Nov08

LIBOR_1MO	3.22	3.22	3.22	3.22	3.22
CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-6 - Price/Yield - CB3

Balance	$29,826,000.00	Delay	0	Index	LIBOR_1MO | 3.22	WAC(1)	5.94591	WAM(1)	358
Coupon	4.02	Dated	6/25/2005	Mult / Margin	-0.13986014	NET(1)	5.69341	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005	Cap / Floor	7.15 / 0.

Price	1 Yield		2 Yield		3 Yield		4 Yield		5 Yield
6-14.000	67.281		52.233		33.845		11.779		-12.164
6-15.000	66.904		51.862		33.461		11.375		-12.579
6-16.000	66.531		51.495		33.081		10.975		-12.989
6-17.000	66.162		51.131		32.704		10.579		-13.396
6-18.000	65.797		50.772		32.332		10.186		-13.799
6-19.000	65.436		50.416		31.962		9.797		-14.198
6-20.000	65.078		50.064		31.597		9.411		-14.594
6-21.000	64.724		49.716		31.235		9.029		-14.986
6-22.000	64.374		49.371		30.876		8.651		-15.374
6-23.000	64.028		49.030		30.521		8.276		-15.759
6-24.000	63.685		48.692		30.170		7.905		-16.141
6-25.000	63.346		48.358		29.822		7.536		-16.519
6-26.000	63.010		48.027		29.477		7.172		-16.894

Spread @ Center Price	6,088		4,619		2,786		573		-1,810
WAL	18.197		5.819		2.850		1.904		1.433
Mod Durn	1.32		1.34		1.29		1.22		1.19
Principal Window	NA - NA		NA - NA		NA - NA		NA - NA		NA - NA

LIBOR_1MO	3.22		3.22		3.22		3.22		3.22
CMT_10YR	4.078		4.078		4.078		4.078		4.078
Prepay	0 PPC		50 PPC		100 PPC		150 PPC		200 PPC
Optional Redemption	Call (N	)	Call (N	)	Call (N	)	Call (N	)	Call (N	)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-6 - Price/Yield - CB7

Balance	$8,382,000.00	Delay	24	WAC(1)	5.94591	WAM(1)	358
Coupon	5.25	Dated	6/1/2005	NET(1)	5.69341	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
98-04.000	5.413	5.429	5.510	5.663	5.783
98-05.000	5.411	5.427	5.506	5.656	5.773
98-06.000	5.409	5.424	5.502	5.648	5.763
98-07.000	5.407	5.422	5.498	5.641	5.753
98-08.000	5.404	5.419	5.494	5.633	5.743
98-09.000	5.402	5.417	5.489	5.626	5.734
98-10.000	5.400	5.414	5.485	5.619	5.724
98-11.000	5.398	5.412	5.481	5.612	5.714
98-12.000	5.396	5.409	5.477	5.604	5.704
98-13.000	5.394	5.407	5.473	5.597	5.694
98-14.000	5.391	5.404	5.469	5.590	5.685
98-15.000	5.389	5.402	5.464	5.582	5.675
98-16.000	5.387	5.399	5.460	5.575	5.665

Spread @ Center Price	107	115	143	178	195
WAL	29.349	21.956	10.070	5.054	3.647
Mod Durn	14.52	12.62	7.57	4.32	3.23
Principal Window	May34 - Mar35	May24 - Aug31	Jun13 - Jul19	Feb10 - Jan11	Nov08 - May09

LIBOR_1MO	3.22	3.22	3.22	3.22	3.22
CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-6 - Price/Yield - 2CB1

Balance	$89,780,000.00	Delay	24	WAC(2)	6.44756	WAM(2)	359
Coupon	6	Dated	6/1/2005	NET(2)	6.19506	WALA(2)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
101-30.000	5.858	5.645	5.386	5.090	4.761
101-31.000	5.855	5.640	5.377	5.078	4.744
102-00.000	5.852	5.634	5.368	5.065	4.726
102-01.000	5.849	5.628	5.359	5.052	4.709
102-02.000	5.846	5.623	5.350	5.039	4.692
102-03.000	5.843	5.617	5.341	5.026	4.675
102-04.000	5.841	5.611	5.332	5.013	4.658
102-05.000	5.838	5.606	5.323	5.001	4.641
102-06.000	5.835	5.600	5.314	4.988	4.623
102-07.000	5.832	5.595	5.305	4.975	4.606
102-08.000	5.829	5.589	5.296	4.962	4.589
102-09.000	5.826	5.583	5.287	4.949	4.572
102-10.000	5.824	5.578	5.278	4.937	4.555

Spread @ Center Price	162	166	153	128	96
WAL	19.490	7.711	4.193	2.725	1.954
Mod Durn	10.69	5.43	3.39	2.37	1.78
Principal Window	Jul05 - May35	Jul05 - May35	Jul05 - May35	Jul05 - May35	Jul05 - Nov12

LIBOR_1MO	3.22	3.22	3.22	3.22	3.22
CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-6 - Price/Yield - 2CB2

Balance	$38,400,000.00	Delay	24	WAC(2)	6.44756	WAM(2)	359
Coupon	6	Dated	6/1/2005	NET(2)	6.19506	WALA(2)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
102-10.000	5.824	5.578	5.278	4.937	4.555
102-11.000	5.821	5.572	5.269	4.924	4.538
102-12.000	5.818	5.567	5.260	4.911	4.521
102-13.000	5.815	5.561	5.251	4.898	4.504
102-14.000	5.812	5.556	5.242	4.885	4.487
102-15.000	5.809	5.550	5.233	4.873	4.470
102-16.000	5.806	5.544	5.225	4.860	4.453
102-17.000	5.804	5.539	5.216	4.847	4.436
102-18.000	5.801	5.533	5.207	4.834	4.419
102-19.000	5.798	5.528	5.198	4.822	4.402
102-20.000	5.795	5.522	5.189	4.809	4.385
102-21.000	5.792	5.517	5.180	4.796	4.368
102-22.000	5.790	5.511	5.171	4.784	4.351

Spread @ Center Price	159	159	142	113	75
WAL	19.490	7.711	4.193	2.725	1.954
Mod Durn	10.71	5.45	3.41	2.38	1.78
Principal Window	Jul05 - May35	Jul05 - May35	Jul05 - May35	Jul05 - May35	Jul05 - Nov12

LIBOR_1MO	3.22	3.22	3.22	3.22	3.22
CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-6 - Price/Yield - 3CB1

Balance	$93,431,000.00	Delay	24	WAC(3)	6.36368	WAM(3)	359
Coupon	6	Dated	6/1/2005	NET(3)	6.11118	WALA(3)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
102-05.500	5.836	5.603	5.318	4.994	4.632
102-06.500	5.833	5.597	5.309	4.981	4.615
102-07.500	5.830	5.591	5.300	4.968	4.597
102-08.500	5.827	5.586	5.291	4.955	4.580
102-09.500	5.825	5.580	5.282	4.942	4.563
102-10.500	5.822	5.575	5.273	4.930	4.546
102-11.500	5.819	5.569	5.264	4.917	4.529
102-12.500	5.816	5.564	5.255	4.904	4.512
102-13.500	5.813	5.558	5.246	4.891	4.495
102-14.500	5.810	5.552	5.237	4.879	4.478
102-15.500	5.808	5.547	5.229	4.866	4.461
102-16.500	5.805	5.541	5.220	4.853	4.444
102-17.500	5.802	5.536	5.211	4.840	4.427

Spread @ Center Price	160	161	146	118	83
WAL	19.457	7.703	4.191	2.724	1.954
Mod Durn	10.69	5.44	3.40	2.38	1.78
Principal Window	Jul05 - May35	Jul05 - May35	Jul05 - May35	Jul05 - May35	Jul05 - Nov12

LIBOR_1MO	3.22	3.22	3.22	3.22	3.22
CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-6 - Price/Yield - 4CB1

Balance	$15,240,000.00	Delay	24	WAC(4)	6.63826	WAM(4)	359
Coupon	6.5	Dated	6/1/2005	NET(4)	6.38576	WALA(4)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
103-19.000	6.204	5.840	5.399	4.896	4.334
103-20.000	6.201	5.835	5.390	4.883	4.317
103-21.000	6.198	5.829	5.381	4.871	4.300
103-22.000	6.195	5.824	5.373	4.858	4.283
103-23.000	6.192	5.818	5.364	4.846	4.267
103-24.000	6.189	5.813	5.355	4.833	4.250
103-25.000	6.186	5.807	5.346	4.820	4.233
103-26.000	6.183	5.801	5.337	4.808	4.216
103-27.000	6.181	5.796	5.328	4.795	4.199
103-28.000	6.178	5.790	5.320	4.783	4.183
103-29.000	6.175	5.785	5.311	4.770	4.166
103-30.000	6.172	5.779	5.302	4.758	4.149
103-31.000	6.169	5.774	5.293	4.745	4.132

Spread @ Center Price	196	185	155	109	54
WAL	19.616	7.733	4.196	2.722	1.951
Mod Durn	10.38	5.38	3.39	2.38	1.78
Principal Window	Jul05 - May35	Jul05 - May35	Jul05 - May35	Jul05 - May35	Jul05 - Oct12

LIBOR_1MO	3.22	3.22	3.22	3.22	3.22
CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-6 - Price/Yield - 5A3

Balance	$5,347,000.00	Delay	24	WAC(5)	6.05352	WAM(5)	357
Coupon	5.5	Dated	6/1/2005	NET(5)	5.80102	WALA(5)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
98-04.000	5.672	5.702	5.820	5.957	6.087
98-05.000	5.670	5.699	5.815	5.949	6.076
98-06.000	5.667	5.697	5.809	5.940	6.065
98-07.000	5.665	5.694	5.804	5.932	6.054
98-08.000	5.663	5.691	5.799	5.924	6.043
98-09.000	5.660	5.688	5.793	5.916	6.032
98-10.000	5.658	5.685	5.788	5.907	6.022
98-11.000	5.656	5.682	5.783	5.899	6.011
98-12.000	5.654	5.679	5.777	5.891	6.000
98-13.000	5.651	5.676	5.772	5.883	5.989
98-14.000	5.649	5.673	5.767	5.875	5.978
98-15.000	5.647	5.670	5.761	5.866	5.967
98-16.000	5.645	5.668	5.756	5.858	5.956

Spread @ Center Price	133	150	185	209	226
WAL	28.621	17.508	7.398	4.476	3.255
Mod Durn	13.97	10.91	5.91	3.86	2.90
Principal Window	Nov33 - May34	Oct21 - Apr24	May12 - May13	Oct09 - Feb10	Aug08 - Nov08

LIBOR_1MO	3.22	3.22	3.22	3.22	3.22
CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-6 - Price/Yield - 5A4

Balance	$5,347,000.00	Delay	24	WAC(5)	6.05352	WAM(5)	357
Coupon	5.5	Dated	6/1/2005	NET(5)	5.80102	WALA(5)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
98-04.000	5.671	5.690	5.786	5.929	6.050
98-05.000	5.669	5.688	5.781	5.921	6.040
98-06.000	5.667	5.685	5.777	5.914	6.030
98-07.000	5.664	5.682	5.772	5.906	6.020
98-08.000	5.662	5.680	5.767	5.898	6.009
98-09.000	5.660	5.677	5.763	5.891	5.999
98-10.000	5.658	5.674	5.758	5.883	5.989
98-11.000	5.655	5.672	5.753	5.876	5.979
98-12.000	5.653	5.669	5.749	5.868	5.969
98-13.000	5.651	5.667	5.744	5.860	5.959
98-14.000	5.649	5.664	5.740	5.853	5.949
98-15.000	5.646	5.661	5.735	5.845	5.938
98-16.000	5.644	5.659	5.730	5.837	5.928

Spread @ Center Price	133	143	175	205	222
WAL	29.126	20.525	8.865	4.865	3.528
Mod Durn	14.07	11.93	6.81	4.15	3.12
Principal Window	May34 - Nov34	Apr24 - Dec27	May13 - Sep15	Feb10 - Jul10	Nov08 - Feb09

LIBOR_1MO	3.22	3.22	3.22	3.22	3.22
CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-6 - Price/Yield - 5A5

Balance	$5,362,000.00	Delay	24	WAC(5)	6.05352	WAM(5)	357
Coupon	5.5	Dated	6/1/2005	NET(5)	5.80102	WALA(5)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
98-04.000	5.670	5.677	5.725	5.896	6.013
98-05.000	5.668	5.675	5.722	5.889	6.004
98-06.000	5.666	5.673	5.719	5.882	5.994
98-07.000	5.664	5.670	5.715	5.875	5.985
98-08.000	5.661	5.668	5.712	5.868	5.976
98-09.000	5.659	5.666	5.708	5.861	5.966
98-10.000	5.657	5.663	5.705	5.854	5.957
98-11.000	5.655	5.661	5.702	5.847	5.948
98-12.000	5.652	5.658	5.698	5.840	5.938
98-13.000	5.650	5.656	5.695	5.833	5.929
98-14.000	5.648	5.654	5.692	5.826	5.919
98-15.000	5.646	5.651	5.688	5.819	5.910
98-16.000	5.643	5.649	5.685	5.812	5.901

Spread @ Center Price	132	133	158	200	217
WAL	29.642	25.562	14.044	5.435	3.849
Mod Durn	14.17	13.28	9.36	4.57	3.37
Principal Window	Nov34 - Jun35	Dec27 - Jun35	Sep15 - Jun35	Jul10 - Apr11	Feb09 - Jul09

LIBOR_1MO	3.22	3.22	3.22	3.22	3.22
CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-6 - Price/Yield - 7A1

Balance	$63,709,000.00	Delay	24	WAC(7)	5.9712	WAM(7)	179
Coupon	5.5	Dated	6/1/2005	NET(7)	5.7187	WALA(7)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-25.000	5.540	5.531	5.520	5.507	5.493
99-26.000	5.535	5.524	5.511	5.495	5.478
99-27.000	5.530	5.517	5.501	5.483	5.463
99-28.000	5.525	5.510	5.492	5.472	5.449
99-29.000	5.521	5.504	5.483	5.460	5.434
99-30.000	5.516	5.497	5.474	5.448	5.419
99-31.000	5.511	5.490	5.465	5.436	5.404
100-00.000	5.506	5.483	5.456	5.424	5.389
100-01.000	5.501	5.476	5.447	5.413	5.375
100-02.000	5.496	5.469	5.437	5.401	5.360
100-03.000	5.491	5.463	5.428	5.389	5.345
100-04.000	5.486	5.456	5.419	5.377	5.330
100-05.000	5.482	5.449	5.410	5.365	5.316

Spread @ Center Price	152	162	167	169	169
WAL	8.576	5.811	4.137	3.083	2.389
Mod Durn	6.37	4.55	3.40	2.63	2.11
Principal Window	Jul05 - Jun20	Jul05 - Jun20	Jul05 - Jun20	Jul05 - Jun20	Jul05 - Jun20

LIBOR_1MO	3.22	3.22	3.22	3.22	3.22
CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.